UNITED STATES SECURITIES AND EXCHANGE COMMISSION
In Re:
Cartoon Acquisition, Inc.,
a Delaware corporation,	Commission File No. 000-50411
Registrant

CERTIFICATE OF MAILINGS

     I, Randolph S. Hudson, certify that on July 10, 2007, I deposited an original or certified copy of each of the documents listed and described hereinbelow to the named addressee(s) with the U. S. Post Office at Wyoming, New York.

Name and Address of Recipient	Description of Documents

Michael R. Drogin, C. P. A.	1. Letter Required by Item 304(a)(3) of Regulation S-B
Managing Partner
Liebman, Goldberg & Drogin, LLP	2. Copy of Form 8-K Current Report dated April 3, 2005
Suite 420
595 Stewart Avenue
Garden City, New York 11530

DATED: July 9, 2007

Cartoon Acquisition, Inc., Form 8-K Current Report dated April 3, 2005, Exhibit 99.1 - Certificate of Mailings, Page 1